EXHIBIT 10.22

AMENDATORY AND JOINDER AGREEMENT

THIS AMENDATORY AND JOINDER AGREEMENT THE FIRST AMENDMENT TO ACCOUNT PURCHASE AGREEMENT ("Joinder") is dated this 2nd day of May 2011, by and among, Wells Fargo Bank, National Association, ("WFB"), and Triad Personnel Services, Inc. an Illinois corporation, General Employment Enterprises, Inc. an Illinois corporation and BMPS, Inc. an Ohio corporation (collectively "TRIAD"), BMCH, Inc. d/b/a Triad Personnel Services, an Ohio corporation ("BMCHOH") and BMCHPA, Inc. d/b/a Triad Temporaries, a Pennsylvania corporation ("BMCHPA") (collectively "Customer"). The Customer and WFB jointly and severally agree as follows:

WHEREAS,  TRIAD and WFB are parties to that certain Account Purchase Agreement dated December 14, 2010, as amended from time to time (the "APA"); and

WHEREAS,  BMCHOH and BMCHPA (jointly "BMCH")  desire to join in and be bound by the terms of the APA as if it were an original signer to the APA, desires to grant a security interest in all of its assets to WFB, and desires to be included within the term "Customer" as provided in the APA; and

WHEREAS,  the parties desire to amend the APA as more fully set forth herein; and

WHEREAS,  WFB agrees to the above, subject to the terms of this Joinder

NOW THEREFORE,  it is agreed among the parties as follows:

1. The above recitations are true and correct and binding upon BMCH and TRIAD.

2.  BMCH hereby joins in the execution of the APA, agrees to be treated as a Customer thereunder and agrees to abide by and perform all of the terms thereof  and ratifies each representation  and warranty made hereto.

3. BMCH hereby grants to WFB a first priority security interest in all Collateral, as defined in the APA.

4. TRIAD consents to the Joinder by BMCH and further reaffirms all of its obligations to WFB under the APA, and confirms that the APA is in full force and effect and binding against Triad, without any setoffs, defenses  or counterclaims of any kind whatsoever.

5.  The APA is hereby amended as follows:

a. Section 3.10 is hereby deleted in its entirety and the following is substituted in its place:

"3.10 Remittance Information: Customer shall make a notation on each original invoice (or the electronic equivalent of an invoice) or other such documentation accepted by WFB for each Account purchased hereunder which indicates that such Account should be paid in accordance with the following address instructions:

Mail instructions:

Triad Personnel Services, Inc. or BMPS, Inc.
or BMCH, Inc. d/b/a TRIAD Temporaries
or BMCHPA, Inc. d/b/a Triad Temporaries
PO Box 823424
Philadelphia, PA 19182-3424

Or

Wire Instructions:

Wells Fargo Bank, N.A.
San Francisco, CA
For the account of Wells Fargo/ Wells Fargo Business Credit
Account#4121894000
ABA for Wire#121000248
ABA for ACH#121000248
For Further Credit (Triad Personnel Services, Inc. or BMPS, Inc. or
BMCH, Inc. d/b/a TRIAD Temporaries or BMCHPA, Inc. d/b/a Triad Temporaries)

In the event any invoice (or the electronic equivalent of an invoice) is sent or transmitted to any Account Debtor without the required notation, a fee equal to two and one half percent (2.5%) of the face amount of such invoice shall be assessed.

b. Section 6.03 is hereby deleted in its entirety and the following is substituted in its place:

"6.03    Notation of Assignment:  Upon the request of WFB, and in any event upon the occurrence of an Event of Default, Customer shall make a notation on each original invoice  (or  the  electronic  equivalent  of  an  invoice)  or  other  such  documentation accepted by WFB for each Account purchased hereunder which indicates that such Account has been sold, transferred and assigned and/or sold to WFB with the following language: This invoice has been sold, transferred and assigned to and is payable to:

Mail instructions:

Wells Fargo Business Credit
PO Box 823424
Philadelphia, PA 19182-3424

or

Wire Instructions:

Wells Fargo Bank, N.A.
San Francisco, CA
For the account of Wells Fargo/ Wells Fargo Business Credit
Account#4121894000
ABA for Wire#121000248
ABA for ACH#121000248
For Further Credit (Triad Personnel Services, Inc. or BMPS, Inc. or
BMCH, Inc. d/b/a Triad Personnel Services or BMCHPA, Inc. d/b/a Triad Temporaries)

In the event any invoice (or the electronic equivalent of an invoice) is sent or transmitted to any Account Debtor without the required notation, a fee equal to two and one half percent (2.5%) of the face amount of such invoice shall be assessed."

c. Section 10.15 is hereby deleted in its entirety and the following is substituted in its place:

"10.15.   JOINT AND SEVERAL OBLIGATIONS; DEALINGS WITH MULTIPLE CUSTOMERS. If more than one person or entity is named as Customer hereunder, all obligations owed to WFB by Customer ("Obligations"), representations, warranties, covenants and indemnities set forth herein or in any other APA Documents between the Customer, WFB and any guarantors of the Obligations to WFB (collectively the "APA Documents") to which such person or entity is a party shall be joint and several.  WFB shall have the right to deal with any individual of any Customer with regard to all matters concerning the rights and obligations of WFB and Customer hereunder and pursuant to applicable law with regard to the transactions contemplated under the APA Documents.  All actions or inactions of the officers, managers, members and/or agents of any Customer with regard to the transactions contemplated under the APA Documents shall be deemed with full authority and binding upon all Customers hereunder. Each Customer hereby appoints each other Customer as its true and lawful attorney-in-fact, with full right and power, for purposes of exercising all rights of such person hereunder and under applicable law with regard to the transactions contemplated under the APA Documents. The foregoing is a material inducement to the agreement of WFB to enter into this Agreement and to consummate the transactions contemplated hereby. The Customer represents that TRIAD PERSONNEL SERVICES, INC., GENERAL EMPLOYMENT ENTERPRISES, INC., BMPS, INC., BMCH, INC. d/b/a TRIAD Temporaries and BMCHPA, INC. d/b/a TRIAD TEMPORARIES are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and financial resources. Each Customer will receive a direct economic and financial benefit from the Obligations incurred under this Agreement and the incurrence of such Obligations is in the best interests of each Customer."

The joint and several obligations of each of the undersigned under this Agreement shall be absolute and unconditional and shall remain in full force and effect until all Obligations shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any of the undersigned:

(a)
the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the obligations or agreements of any of the undersigned under this Agreement or any of the other APA Documents:

(b)	the failure to give notice to any or all of the undersigned of the occurrence of a default under the terms and provisions of this Agreement or any of the other APA Documents:
(c)
the release, substitution or exchange by the holder of this Agreement of any Collateral(whether with or without consideration) or the acceptance by the WFB of any additional collateral or the availability or the claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of any Collateral;

(d)
the release of any person primarily or secondarily liable for all or any part of the Obligations, whether by WFB or any other holder of this Agreement or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the undersigned or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the Obligations or any part thereof; or

(e)
to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned  from  the  performance  or  observance  of  any  obligation,  covenant  or agreement contained in this Agreement.

The joint and several obligations of the undersigned to WFB under this Agreement shall remain in full force and effect (or be reinstated) until WFB has received payment in full of all Obligations and the expiration of any applicable  preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar laws, or at law or equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by WFB.

The undersigned expressly agree that WFB shall not be required first to institute any suit or to exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any Collateral, in order to enforce this Agreement; and expressly agree that notwithstanding the occurrence of any of the foregoing, the undersigned shall be and remain, directly and primarily liable for all sums due under this Agreement and under the APA Documents. On disposition by WFB of any property encumbered by any Collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency."

6. The Guarantors, Salvatore J. Zizza, Herbert F. Imhoff, Jr. and James R. Harlan (collectively "Guarantor"), by signing below, consent to the terms of this Amendatory and Joinder Agreement to Account Purchase Agreement, reaffirms the terms of their validity Guaranty (the "Guaranty"), confirms that the Guaranty is in full force and effect and binding upon them without any defenses, setoffs or counterclaims of any kind whatsoever.

7.  To induce WFB to enter into this Joinder, Customer (a) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists in favor of Customer against WFB arising out of or with respect to the APA, the other APA Documents, the Obligations, or any other arrangement or relationship between WFB and Customer, and (b) releases, acquits, remises and forever discharges WFB and its affiliates and all of its past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity and whether known or unknown, which Customer may have by reason of any manner, cause or things to and including the date of this Joinder with respect to matters arising out of or with respect to the APA, the other APA Documents, the Obligations, or any other arrangement or relationship between WFB and Customer.

7.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

8. Except as above amended, the Agreement remain in full force and effect and binding upon the Customer without any defenses, setoffs or counterclaims of any kind whatsoever.

IN WITNESS WHEREOF, the parties have hereto set their hands and seals as of the date first above written.

Triad Personnel Services, Inc.

By:	/s/Salvatore J. Zizza
Salvatore J. Zizza, CEO

General Employment Enterprises, Inc.

By:	/s/Salvatore J. Zizza
Salvatore J. Zizza, CEO

BMPS, Inc.

By:	/s/Salvatore J. Zizza
Salvatore J. Zizza, CEO

BMCHPA, Inc. d/b/a Triad Temporaries

By:	/s/Salvatore J. Zizza
Salvatore J. Zizza, CEO

BMCHPA, Inc. d/b/a Triad Temporaries

By:	/s/Salvatore J. Zizza
Salvatore J. Zizza, CEO

Guarantor:

By:	/s/Salvatore J. Zizza
Salvatore J. Zizza, Individually

STATE OF	Illinois	)
) SS:
COUNTY OF	DuPage	)

The foregoing instrument was acknowledged before me this 29th day of April 2011 by Salvatore J. Zizza, individually and as CEO of each Triad Personnel Services, Inc. an Illinois corporation, General Employment Enterprises, Inc. an Illinois corporation BMPS, Inc. an Ohio corporation, BMCH, Inc. d/b/a Triad Temporaries, an Ohio corporation and BMCHPA, Inc. d/b/d Triad Temporaries, a Pennsylvania corporation, on behalf of the corporations. He ☒ is personally known to me or ☐ has produced ______________________, as identification.

Sherry L. Hunacek Sielepkowski
Notary Public,
My Commission Expires:	4-4-2012

Print Name:	Sherry L. Hunacek Sielepkowski
Commission Number:	694585

[NOTARY SEAL]

Guarantor:

By:	/s/Herbert F. Imhoff
Herbert F. Imhoff, Jr., Individually

STATE OF	Illinois	)
) SS:
COUNTY OF	DuPage	)

The foregoing instrument was acknowledged before me this 2nd day of May 2011 by Herbert F. Imhoff, Jr., individually. He ☒ is personally known to me or ☐ has produced ______________________, as identification.

Sherry L. Hunacek Sielepkowski
Notary Public,
My Commission Expires:	4-4-2012

Print Name:	Sherry L. Hunacek Sielepkowski
Commission Number:	694585

[NOTARY SEAL]

Guarantor:

By:	/s/James R. Harlan
James R. Harlan, Individually

STATE OF	Illinois	)
) SS:
COUNTY OF	DuPage	)

The foregoing instrument was acknowledged before me this 2nd day of May 2011 by James R. Harlan, individually. He ☒ is personally known to me or ☐ has produced ______________________, as identification.

Sherry L. Hunacek Sielepkowski
Notary Public,
My Commission Expires:	4-4-2012

Print Name:	Sherry L. Hunacek Sielepkowski
Commission Number:	694585

[NOTARY SEAL]

Wells Fargo Bank, National Association

By:	/s/ Julie K. Johnston
Julie K. Johnston, Vice President

AFFIDAVIT OF OUT-OF-STATE DELIVERY

STATE OF	TEXAS	)

COUNTY OF	DALLAS	)

BEFORE ME, the undersigned  authority, personally appeared the undersigned  Julie K. Johnston (the "Affiant"), who being first duly sworn upon oath, deposes and says that:

1.      The Affiant is a Vice President  of Wells Fargo Bank, National Association  ("WFB"),  and the Affiant is duly authorized to and does make this affidavit in said capacity on behalf of WFB.

2.     That on the date sworn to and subscribed below, I executed on behalf of WFB on the date referenced below that certain Amendatory and Joinder Agreement (the "Joinder"), which Joinder is between Triad Personnel Services, Inc. an Illinois corporation, General Employment Enterprises, Inc. an Illinois corporation and BMPS, Inc. an Ohio corporation (collectively "TRIAD"), BMCH, Inc. d/b/a TRIAD Temporaries, an Ohio corporation ("BMCHOH") and BMCHPA, Inc. d/b/a Triad Temporaries, a Pennsylvania corporation ("BMCHPA") (collectively "Customer") as Customer, and Wells Fargo Bank, National Association.

3.     That the execution of the Agreement by WFB took place in Dallas, Texas.

FURTHER AFFIANT SAYETH NAUGHT.

By:	/s/ Julie K. Johnston
Julie K. Johnston, Vice President

SWORN TO AND SUBSCRIBED  before me this 5th day of May 2011 by Julie K. Johnston, who personally appeared before me, and who is personally known to me.

Shelly Scott
[NOTARY SEAL]

Notary Print, State of	Texas
Print Name:	Shelly Scott
My Commission Expires: